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Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

November 2019

Updated for September 30, 2019 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

GRAY TELEVISION, INC.

Leading the Industry with the Highest Quality Portfolio of Local Television Stations

NOTES: Financial data reflects results "as reported" except where "Combined Historical Basis" (or "CHB") is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. ("Comscore"). "Completed Transactions" includes all acquisitions or dispositions completed as of September 30, 2019, except for the acquisition of KDLT, which closed on September 25, 2019. See Glossary at end for definitions.

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

Gray Television's National Footprint

150 "Big 4" network program streams

400+ total program streams



93 markets

95% markets with #1 or #2 ranked TV station

1 Albany, GA (154) WALB, WGCW
2 Alexandria, LA (178) KALB
3 Amarillo, TX (132) KFDA, KEYU
4 Anchorage, AK (151) KTUU, KYES
5 Augusta, GA (108) WRDW, WAGT
6 Bangor, ME (159) WABI
7 Baton Rouge, LA (94) WAFB, WBXH
8 Biloxi-Gulfport, MS (155) WLOX
9 Birmingham, AL (44) WBRC
10 Bismarck, ND (146) KFYR, KMOT, KQCD, KUMV
11 Boise, ID (102) KNIN
12 Bowling Green, KY (177) WBKO
13 Burlington, VT (96) WCAX, WYCI*
14 Casper, WY (199) KCWY
15 Cedar Rapids, IA (90) KCRG
16 Charleston, SC (91) WCSC
17 Charleston-Huntington, WV (74) WSAZ, WQCW
18 Charlotte, NC (21) WBTV
19 Charlottesville, VA (182) WVIR
20 Cheyenne, WY (196) KGWN, KCHY, KSTF
21 Cincinnati, OH (37) WXIX
22 Clarksburg, WV (173) WDTV, WVFX
23 Cleveland, OH (19) WOIO, WUAB
24 Colorado Springs, CO (85) KKTV
25 Columbia, SC (75) WIS
26 Columbus, GA (130) WTVM
27 Davenport, IA (103) KWQC
28 Dothan, AL (171) WTVY, WRGX
29 Evansville, IN (105) WFIE
30 Fairbanks, AK (203) KTVF, KXDF, KFXF
31 Fargo, ND (116) KVLY, KXJB
32 Flint, MI (77) WJRT
33 Gainesville, FL (156) WCJB
34 Grand Junction, CO (188) KKCO, KJCT
35 Green Bay, WI (67) WBAY
36 Greenville, NC (100) WITN
37 Harrisonburg, VA (175) WHSV, WSVF, WSVW
38 Hattiesburg, MS (167) WDAM
39 Honolulu, HI (66) KHNL, KGMB, KHBC, KOGG
40 Huntsville, AL (78) WAFF
41 Jackson, MS (95) WLBT
42 Jonesboro, AR (183) KAIT
43 Knoxville, TN (61) WVLT, WBXX
44 La Crosse - Eau Claire, WI (129) WEAU
45 Lake Charles, LA (170) KPLC
46 Lansing, MI (112) WILX
47 Laredo, TX (184) KGNS, KYLX, KXNU
48 Lexington, KY (64) WKYT, WYMT
49 Lincoln, NE (107) KOLN, KSNB, KGIN, KCWH
50 Louisville, KY (48) WAVE
51 Lubbock, TX (142) KCBD
52 Madison, WI (81) WMTV
53 Mankato, MN (198) KEYC, KMNF
54 Marquette, MI (180) WLUC
55 Memphis, TN (51) WMC
56 Meridian, MS (190) WTOK
57 Monroe, LA (140) KNOE
58 Montgomery, AL (122) WSFA
59 Myrtle Beach, SC (97) WMBF
60 New Orleans, LA (50) WVUE
61 North Platte, NE (209) KNOP, KNPL, KIIT
62 Odessa, TX (145) KOSA, KCWO, KTLE
63 Omaha, NE (71) WOWT
64 Ottumwa, IA (201) KYOU
65 Paducah, KY - Cape Girardeau, MO (84) KFVS
66 Panama City, FL (149) WJHG, WECP
67 Parkersburg, WV (193) WTAP, WIYE, WOVA
68 Presque Isle, ME (206) WAGM, WWPI
69 Rapid City, SD (169) KOTA, KEVN, KHSD, KSGW
70 Reno, NV (104) KOLO
71 Richmond, VA (54) WWBT, WUPV
72 Roanoke, VA (69) WDBJ, WZBJ
73 Rockford, IL (138) WIFR
74 Savannah, GA (89) WTOC
75 Sherman, TX (158) KXII, KXIP
76 Shreveport, LA (86) KSLA
77 Sioux Falls, SD (113) KSFY, KDLT, KPRY, KDLV
78 South Bend, IN (98) WNDU
79 Springfield, MO (73) KYTV, KSPR, K17DL, KYCW
80 Tallahassee, FL (109) WCTV, WFXU
81 Tampa-St. Pete (Sarasota), FL (12) WWSB
82 Toledo, OH (80) WTVG
83 Topeka, KS (144) WIBW
84 Tucson, AZ (65) KOLD
85 Twin Falls, ID (191) KMVT, KSVT
86 Tyler, TX (114) KLTV, KTRE
87 Waco, TX (82) KWTX, KBTX, KNCT
88 Watertown, NY (181) WWNY, WNYF
89 Wausau, WI (134) WSAW, WZAW
90 West Palm Beach, FL (36) WFLX
91 Wichita, KS (72) KWCH, KSCW, KBSD, KBSL, KBSH
92 Wichita Falls, TX (147) KSWO, KKTM
93 Wilmington, NC (127) WECT
18 Charlotte, NC Raycom Sports
58 Montgomery, AL Operations, Shared Services
80 Tallahassee, FL Operations, Shared Services
94 Nashville, TN RTM Studios, Circle Media
95 New York, NY Tupelo Raycom
96 Washington, DC Gray DC Bureau, Full Court Press
★ Atlanta, GA Gray Corporate Headquarters

*Pending Acquisition

GTW CP 8122 MP2

(10-18)

Recognized Industry Leader

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Top Ranked Stations

All-Day Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 4 stations
6 of the Top 10 stations
17 of the Top 25 stations
20 of the Top 50 stations

Top Ranked 6PM Local Newscasts

Newscast Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 3 stations
6 of the Top 10 stations
13 of the Top 20 stations
27 of the Top 50 stations

2019

NAB Leadership Foundation's Service to America Awards: Winner, Small Market Category, and 5 of 6 Finalists in Medium and Small Market Categories

57 Regional Edward R. Murrow Awards

Two First Place, 2019 Headliner Awards

Three Sigma Delta Chi Awards, Society of Professional Journalists

Gray + Raycom: A Highly Complimentary Combination

Selected Highlights of transaction, which closed effective January 2, 2019:

- Doubled the size of Gray from roughly $1 billion to more than $2 billion in annual net revenue; increased 17/18 average Free Cash Flow by over 66%
- Brought Gray into larger markets including Tampa/St. Petersburg, Charlotte, Cleveland, Cincinnati, West Palm Beach and Birmingham
- Expanded Gray's reach in political battleground markets in FL, AZ, OH, VA, NC, and SC
- Secured $85 million of expected year-1 annualized synergies
- Provided new diversification into sports, events, and video production businesses
- Provided scale needed to launch a new nationally syndicated weekly political show, a new 24/7 premier multicast and OTT network, and new programming content for local stations
- Purchase price represented a multiple of ~7.8x blended '17 / '18E CHB OCF, including the expected $85 million of year-1 annualized synergies and $136 million estimated NPV of Raycom's NOLs

Power of A Strong Portfolio

#1 #2

87/93 markets
With #1 or #2 ranked local television station

2018 Broadcast Revenue Per Television Household



$78.28
$64.13
$56.50
$55.79
$48.00
$41.14

	gray	Meredith	Sinclair	TEGNA	Nexstar + Tribune	Scripps
2018 Broadcast Revenue	$2,081	$846	$2,715	$2,207	$4,765	$917
2018 TV Households	26.6	13.2	48.0	39.6	99.3	22.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

Strong Network and Distribution Positions

MVPD Subscribers Renewal Schedule

22% at YE 2019

56% at YE 2020

22% at YE 2021

Retransmission Revenue ($ in millions)



$1,000
$800
$600
$400
$200
$0
Retransmission Revenue
Retransmission Expense ("Reverse Comp.")
Retransmission Revenue net of Expense
$75
20
55
$152
70
82
$201
98
103
$277
136
141
$355
165
190
$441
204
237
$537
280
257
$674
349
325
$794 to $796
420 to 422
374
2014
2015
2016
2017
2018
2016
2017
2018
2019 Guidance(1)
As Reported
CHB

Long-term network affiliation agreements

2021 — CBS

2022 — FOX

2023 — abc, NBC

(1) Estimated full year 2019, as of the date of this presentation.

Well Positioned for Political Revenue

2016 Political Revenue Per TV Household



$9.63
$5.03
$4.67
$4.25
$4.20
$3.31
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Nexstar
Scripps
TEGNA
Meredith
Sinclair+Tribune

	Gray	Nexstar	Scripps	TEGNA	Meredith	Sinclair+Tribune
2016 Political Revenue	$118	$228	$101	$155	$52	$276
2016 TV Households	12.2	45.3	21.6	36.5	12.4	83.4

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/16; fiscal year ends 6/30. Nexstar is shown pro forma for Media General acquisition.

2018 Political Revenue Per TV Household



$8.80
$8.68
$6.26
$5.90
$5.30
$4.27
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Meredith
Scripps
TEGNA
Sinclair
Nexstar+Tribune

	Gray	Meredith	Scripps	TEGNA	Sinclair	Nexstar+Tribune
2018 Political Revenue	$234	$115	$140	$234	$255	$424
2018 TV Households	26.6	13.2	22.3	39.6	48.0	99.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

2019-20 Presents Attractive Opportunity

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Campaigns & Elections

POLITICAL AD SPENDING EXPECTED TO HIT $10B IN 2020

Jun 5, 2019 By C&E Staff

POLITICO

2020 ELECTIONS

Trump's general election brawl to drive record advertising

Advertising Analytics, a political ad-tracking firm, projects a total of $6 billion in TV and digital video advertising in 2019 and 2020.

By ELENA SCHNEIDER | 07/02/2019 05:03 AM EDT

2019-20: Gray Serves Most of the Most Competitive Political Markets

2019 Gubernatorial Races

Gray Stations in All Three Races – KY, LA, MS

February 2020 Presidential Nominating Contests

Gray Stations in All Four Races – IA, NH, NV and SC

2020 Presidential Election

Gray Stations in 13 of 14 Lean or Toss-Up Electoral College Contests (per Cook Political Reports) - AZ, CO, FL, GA, IA, ME-02, MI, MN, NE-02, NH, NC, OH, WI

2020 Gubernatorial Races

Gray Stations in 7 of 11 States with Races – IN, MO, NC, ND, NH, VT, and WV. (Two states have two races.)

2020 34 Senate Races

Gray Stations in All 9 Most Competitive Races (per CNBC.com) - AL, AZ, CO, GA, ME, MI, NH, NC and TX

2020 535 House Races

All Markets

Successful Digital Media Initiatives

Third Quarter 2019:

- ✓ **Over 2.4 Billion** Pageviews across Desktop, Mobile and App Platforms
- ✓ **Over 88 Million** Average Monthly Web Users
- ✓ **Over 112 Million** Video Plays Across All Digital Platforms



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Television • Digital • Mobile

Over 1,000 Channels Streamed
Across All Platforms

hulu | YouTubeTV | PlayStation Vue | Roku | fire tv | fubo TV | SBTV | haystack | CBS ALL ACCESS | DIRECTV NOW

Diversified Revenue



2018 CHB Revenue
4%
2%
31%
41%
11%
11%
Local
National
Political
Retransmission
Production Companies
Other-TV Stations

Markets



FOX
CBS
abc
NBC
21
44
25
42

Revenues



All Others
FOX
CBS
abc
NBC
8%
10%
34%
16%
32%

Broadcast Cash Flow



All Others
FOX
CBS
abc
NBC
6%
11%
33%
18%
32%

Consistent Growth from Superior Execution and Accretive Acquisitions – As Reported Basis

($ in millions)


Revenue
113%
$1,200
$1,000
$800
$600
$400
$200
$0
$508
$597
$812
$883
$1,084
2014
2015
2016
2017
2018


Net Income
339%
$300
$250
$200
$150
$100
$50
$0
$48
$39
$62
$262
$211
2014
2015
2016
2017
2018


Operating Income
151%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$154
$140
$234
$291
$389
2014
2015
2016
2017
2018


Total Stockholders' Equity
449%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$216
$429
$493
$993
$1,187
2014
2015
2016
2017
2018

Robust Free Cash Flow Generation and Conversion

Presidential Election Year 2016 OCF Buildup	Non-Election Year 2017 OCF Buildup	Midterm Election Year 2018 OCF Buildup	2017/2018 Average
FCF Per Diluted Share $2.04 / $4.70	FCF Per Diluted Share $2.32 / $3.48	FCF Per Diluted Share $2.96 / $5.25	FCF Per Diluted Share $2.67 / $4.44
FCF as a Percentage of OCF 50% / 49%	FCF as a Percentage of OCF 57% / 43%	FCF as a Percentage of OCF 58% / 58%	FCF as a Percentage of OCF 58% / 51%

($ in millions)



$300(2)
$148
$44
$93
$15
2016
$800
$392
$70
$52
$220
$66
2016 CHB
$299(2)
$171
$35
$91
$2
2017
$687
$294
$57
$52
$220
$64
2017 CHB
$455(2)
$263
$56
$102
$34
2018
$907
$523
$74
$52
$220
$38
2018 CHB
$377(2)
$217
$45
$97
$18
AVERAGE 17/18
$797
$409
$65
$52
$220
$51
AVERAGE 17/18 CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums(1)
Free Cash Flow
Preferred Dividends

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

New Combined Scale

	As-Reported Basis Nine Months Ended September 30,				
	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
			(dollars in millions)		
Revenue (less agency commissions):					
Broadcast	$ 1,481	$ 756	96 %	$ 649	128 %
Production companies	62	-		-	
Total revenue	$ 1,543	$ 756	104 %	$ 649	138 %
Political advertising	$ 30	$ 72	(58)%	$ 9	233 %
Operating expenses (1)(3):					
Broadcast	$ 986	$ 437	126 %	$ 407	142 %
Production companies	$ 57	$ -		$ -	
Corporate and administrative	$ 83	$ 30	177 %	$ 24	246 %
Net income attributable to common stockholders	$ 46	$ 123	(63)%	$ 96	(52)%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow (3)	$ 500	$ 321	56 %	$ 243	106 %
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 424	$ 294	44 %	$ 222	91 %
Free Cash Flow	$ 165	$ 165	0 %	$ 131	26 %
Transaction related expenses included in operating expenses (4):					
Broadcast	$ 38	$ 3		$ 2	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 34	$ 6		$ 1	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Amounts in 2017 have been reclassified for the implementation of Accounting Standards Update 2017-07, *Compensation – Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").
(4) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation and contract termination fees.

New Combined Scale

	Combined Historical Basis Nine Months Ended September 30,				
	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
	(dollars in millions)				
Revenue (less agency commissions):					
Broadcast	$ 1,483	$ 1,479	0 %	$ 1,331	11 %
Production companies	$ 62	$ 64	(3)%	$ 60	3 %
Total revenue	$ 1,545	$ 1,543	0 %	$ 1,391	11 %
Political advertising	$ 29	$ 108	(73)%	$ 17	71 %
Operating expenses (1)(3):					
Broadcast	$ 988	$ 906	9 %	$ 863	14 %
Production companies	$ 57	$ 57	0 %	$ 53	8 %
Corporate and administrative	$ 84	$ 54	56 %	$ 43	95 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 540	$ 585	(8)%	$ 484	12 %
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 463	$ 540	(14)%	$ 448	3 %
Operating Cash Flow as defined in our Senior Credit Facility (3)	$ 494	$ 603	(18)%	$ 508	(3)%
Free Cash Flow	$ 238	$ 331	(28)%	$ 231	3 %
Transaction related expenses included in operating expenses (4):					
Broadcast	$ 38	$ 3		$ 2	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 34	$ 6		$ 1	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Amounts in 2017 have been reclassified for the implementation of Accounting Standards Update 2017-07, *Compensation – Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").
(4) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation and contract termination fees.

Successful Integration of Acquisitions And Meaningful Deleveraging

Financial Leverage Net of All Cash (As Reported Basis)

Projected L8Q Net Leverage Ratio*:

YE 2019: Lower 4.X
YE 2020: Mid 3.X

* Projected total debt (excluding preferred stock) net of all cash, assuming no M&A or capital returns to shareholders, on trailing 8-quarter basis



3.0x reduction in leverage 2014 through 2018
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6
3.0x
4.6x
2.5x
2.1x

Year Ended December 31	2014	2015	2016	2017	2018	9/30/2019
Total debt netting all cash (in millions)	$1,201[3]	$1,134	$1,456	$1,399	$1,154	$3,634
L8QA[4] OCF[2] (in millions)	$200	$235	$288	$336	$383	$791

■ Secured Debt Netting All Cash[1] / OCF[2]
■ Unsecured Debt / OCF[2]

Note: Financial leverage excludes preferred stock
(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates
(3) For 2014, total debt netting all cash includes $10 million in undrawn letters of credit
(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Staggered Debt Maturity Profile

No Significant Maturities until 2024



($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$200 Million Revolver Due Nov 2023 (Undrawn)
Term Loan B Due Feb 2024 (L+225)
Incremental Term Loan B Due Nov 2025 (L+250)
Senior Notes Due Oct 2024 (5.125%)
Senior Notes Due Jul 2026 (5.875%)
Senior Notes due May 2027 (7.000%)
$3.860(1) Billion Total Principal Amount of Debt Outstanding at September 30, 2019
$200
$595
$525
$1,290(1)
$700
$750
2019
2020
2021
2022
2023
2024
2025
2026
2027

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

(1) Includes $100 Million voluntary pre-payment made November 1, 2019.

Appendix: Non-GAAP Reconciliations and Glossary


WCTV
NEWS
"Coverage You Can Count On"
NEWS

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on As Reported Basis, in millions

	Nine Months Ended September 30,		
	2019	2018	2017
Net income	$ 85	$ 123	$ 96
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	60	41	39
Amortization of intangible assets	86	16	19
Non-cash stock based compensation	10	5	4
(Gain) loss on disposal of assets, net	(27)	(6)	(75)
Miscellaneous income, net (1)	(4)	(2)	-
Interest expense	173	74	71
Loss from early extinguishment of debt	-	-	3
Income tax expense	44	43	66
Amortization of program broadcast rights	30	16	15
Payments for program broadcast rights	(33)	(16)	(16)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock based compensation	76	27	21
Broadcast Cash Flow (1)	**500**	**321**	**243**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock based compensation	(76)	(27)	(21)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**424**	**294**	**222**
Contributions to pension plans	(3)	(3)	(1)
Interest expense	(173)	(74)	(71)
Amortization of deferred financing costs	9	3	3
Preferred dividends	(39)	-	-
Purchase of property and equipment	(73)	(35)	(21)
Reimbursements of property and equipment purchases	32	7	-
Income taxes paid, net of refunds	(12)	(27)	(1)
Free Cash Flow	**$ 165**	**$ 165**	**$ 131**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on Combined Historical Basis, in millions

	Nine Months Ended September 30,		
	2019	2018	2017
Net income	$ 87	$ 163	$ 113
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	60	65	64
Amortization of intangible assets	86	88	96
Non-cash stock-based compensation	10	11	8
Loss on disposal of assets, net	(30)	(4)	(110)
Miscellaneous (income) expense, net	(5)	2	(1)
Interest expense	173	173	173
Loss from early extinguishment of debt	-	-	3
Income tax expense	44	39	94
Amortization of program broadcast rights	30	30	29
Payments for program broadcast rights	(33)	(30)	(29)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	77	45	36
Broadcast Transaction Related Expenses	38	3	2
Broadcast other adjustments	3	-	6
Broadcast Cash Flow	**540**	**585**	**484**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(77)	(45)	(36)
Broadcast Cash Flow Less Cash Corporate Expenses	**463**	**540**	**448**
Contributions to pension plans	(3)	(3)	(1)
Corporate Transaction Related Expenses	34	6	1
Synergies and other adjustments	-	60	60
Operating Cash Flow as defined in the Senior Credit Agreement	**494**	**603**	**508**
Interest expense	(173)	(173)	(173)
Amortization of deferred financing costs	9	9	9
Preferred dividends	(39)	(39)	(39)
Purchase of property and equipment	(73)	(45)	(34)
Reimbursement of purchases of property and equipment	32	6	-
Income taxes paid, net of refunds	(12)	(30)	(40)
Free Cash Flow	**$ 238**	**$ 331**	**$ 231**

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on As Reported Basis, in millions

	Year Ended December 31,		
	2018	2017	2016
Net income	$ 211	$ 262	$ 62
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	54	52	46
Amortization of intangible assets	21	25	17
Non-cash stock-based compensation	7	8	5
(Gain) loss on disposals of assets, net	(16)	(74)	-
Miscellaneous income, net (1)	(7)	-	-
Interest expense	107	95	97
Loss from early extinguishment of debt	-	3	32
Income tax expense (benefit)	77	(69)	43
Amortization of program broadcast rights	21	21	19
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	-	-
Payments for program broadcast rights	(22)	(21)	(18)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36	27	36
Broadcast Cash Flow (1)	**493**	**329**	**339**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36)	(27)	(36)
Broadcast Cash Flow Less Cash Corporte Expenses (1)	**457**	**302**	**303**
Contributions to pension plans	(2)	(3)	(3)
Interest expense	(107)	(95)	(97)
Amortization of deferred financing costs	6	5	5
Amortization of net original issue premium on senior notes	(1)	(1)	(1)
Purchases of property and equipment	(70)	(35)	(44)
Reimbursements of property and equipment purchases	14	-	-
Income taxes paid, net of refunds	(34)	(2)	(15)
Free Cash Flow	**$ 263**	**$ 171**	**$ 148**

(1) Amounts in 2017 have been reclassified to give effect to the implmentation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on Combined Historical Basis, in millions

	Year Ended December 31, 2018	2017	2016
Net income	$ 286	$ 601	$ 159
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	86	86	84
Amortization of intangible assets	117	124	129
Non-cash stock-based compensation	15	14	7
(Gain) loss on disposals of assets, net	(7)	(76)	(3)
Miscellaneous (income) expense, net	4	(32)	(2)
Interest expense	231	231	231
Loss from early extinguishment of debt	-	5	32
Income tax expense (benefit)	73	(356)	72
Amortization of program broadcast rights	41	41	41
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	-	-
Payments for program broadcast rights	(42)	(41)	(41)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	72	54	62
Broadcast Transaction Related Expenses	3	3	-
Broadcast other adjustments	11	9	6
Broadcast Cash Flow	**894**	**663**	**777**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(72)	(54)	(62)
Broadcast Cash Flow Less Cash Corporate Expenses	**822**	**609**	**715**
Contributions to pension plans	(3)	(3)	(3)
Corporate Transaction Related Expenses	8	1	8
Synergies and other adjustments	80	80	80
Operating Cash Flow as defined in Senior Credit Agreement	**907**	**687**	**800**
Interest expense	(231)	(231)	(231)
Amortization of deferred financing costs	12	12	12
Amortization of net original issue premium on senior notes	(1)	(1)	(1)
Preferred dividends	(52)	(52)	(52)
Purchases of property and equipment	(88)	(57)	(70)
Reimbursements of property and equipment purchases	14	-	-
Income taxes paid, net of refunds	(38)	(64)	(66)
Free Cash Flow	**$ 523**	**$ 294**	**$ 392**

Reconciliation of Total Leverage Ratio (in millions)

		Eight Quarters Ended September 30, 2019
Net income	$	461
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement:		
Depreciation		127
Amortization of intangible assets		113
Non-cash stock-based compensation		20
(Gain) loss on disposals of assets, net		(43)
Interest expense		304
Income tax expense		(13)
Amortization of program broadcast rights		57
Common stock contributed to 401(k) plan		4
Payments for program broadcast rights		(63)
Pension expense		(1)
Contributions to pension plans		(8)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		540
Transaction Related Expenses		84
Operating Cash Flow as defined in our Senior Credit Agreement	**$**	**1,582**
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	**$**	**791**

		September 30, 2019
Adjusted Total Indebtedness:		
Total outstanding principal, including current portion	$	3,960
Cash		(326)
Adjusted Total Indebtedness, Net of All Cash	**$**	**3,634**
Total Leverage Ratio, Net of All Cash		**4.59**

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Free Cash Flow" or "FCF"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received).
"Operating Cash Flow" or "OCF"	Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimer, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisition of Raycom, the inability to achieve expected synergies therefrom on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's or Raycom's, as applicable, historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented).

Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv